CONVERTIBLE PROMISSORY NOTE
SHOREPOWER TECHNOLOGIES

THIS NOTE, AND THE SECURITIES ISSUABLE PURSUANT TO A CONVERSION OF THIS NOTE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, IN A FORM SATISFACTORY TO SHUREPOWER, LLC., THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Number: SPN-006 December 31, 2022

Principal Amount: $1,237,600

Shurepower, LLC dba Shorepower Technologies, a New York entity (the "Company"), with its principal place of business at 5291 NE Elam Young Pkwy, #160, Hillsboro, OR 97124, promises to pay to Jeff Kim or permitted transferees (the "**Purchaser**"), in immediately available funds the principal amount of $1,237,600 ("**Principal Amount**"), together with interest on the unpaid principal amount. This Convertible Promissory Note ("**Note**") is among the Company, Purchaser, and the other purchasers signatory thereto (collectively with the Purchaser, the "**Purchasers**"). This Note and the others like it issued pursuant to the Purchase Agreement, are referred to herein as the "**Notes.**"

1. **Amount and Repayment.**

    1.1. Principal. The Principal Amount of this Note is $1,237,600. Up to $400,000 can forgiven and applied as a contribution to the Company.

    1.2. Interest. Company will pay interest on the Principal Amount at an annual rate of 6.41622%. Interest will be computed on the basis of a simple interest calculation; provided, however, that upon any conversion event described in Section 3 below, all interest payable hereunder will not be paid in cash, but will instead be converted into the class or series of shares issued by the Company on the terms provided in Section 3.

    1.3. Payment. Company shall pay Purchaser monthly payments in the amount of $14,000, beginning on April 1, 2023. All principal and interest not converted under Section 3 will be paid in full in cash on the ten (10) year anniversary of the date of this Note (the "**Maturity Date**"). Payments may commence up to 12 months late without penalty. If the first payment is paid late, the Maturity Date shall be extended by the same number of days.

    1.4. Prepayment. The Company may prepay a part or all of the unpaid Principal Amount, or any interest accrued, without the prior written consent of the Purchaser.

2. **Default.**

    2.1. Events of Default. The occurrence of any of the following will constitute an "**Event of Default**" under this Note if not cured within one hundred eighty (180) days:

(i) the Company fails to make any payment required by this Note when due;

(ii) an event of default occurs under this Note;

(iii) the Company voluntarily dissolves or ceases to exist, or any final and nonappealable order or judgment is entered against the Company decreeing its dissolution;

(iv) the Company becomes insolvent or unable to pay, or admits in writing an inability to pay the Company's debts as they become due, or makes a general assignment for the benefit of creditors;

(v) the Company comes under the authority of a custodian, receiver or trustee for it or for substantially all of its property;

(vi) a proceeding is commenced against the Company under any liquidation, bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute and relief is ordered against the Company or any of its property or the proceeding is commenced but is not dismissed within one hundred eighty (180) days after the commencement thereof;

(vii) proceedings under any law related to liquidation, bankruptcy, insolvency or the reorganization, readjustment of debt, moratorium or the release of debtors are instituted or commenced by the Company or an assignment for the benefit of creditors is made; or

(viii) any order for relief is entered relating to any of the foregoing proceedings under subsections (iv) through (vii).

2.2. Remedies. Upon the occurrence of an Event of Default, Purchaser may demand full and immediate payment of the then-outstanding Principal Amount and accrued interest of this Note, and Purchaser may pursue:

(i) any other remedy available to Purchaser under the Purchase Agreement or any agreement guaranteeing or securing the performance of any of the obligations of the Company under this Note; and

(ii) any other remedy available to Purchaser at law or in equity.

2.3. Cost and Expenses. If an Event of Default occurs, the Company will pay to Purchaser, all costs and expenses, including but not limited to reasonable attorney's fees and collection fees, incurred by Purchaser in attempting: (i) to collect the indebtedness evidenced by this Note; or (ii) otherwise enforce any obligation of the Company under this Note.

2.4. Application of Payments. All payments under this Note will apply first to any costs and expenses due to Purchaser, then to accrued interest to date of payment, and then to the unpaid Principal Amount.

3. **Conversion.**

3.1. Optional Conversion. If the Company completes Equity Financing, Company may give Purchaser the option to convert into the New Securities issued to the investors. If the conversion calculations do not result in a whole number of shares, the remainder will be rounded to the nearest whole

share. If the Purchaser exercises its option to convert this Note, Purchaser will, on request, execute such documentation at the close of the Equity Financing or within one year of closing, as is reasonably requested by the Company and is executed by the other investors in the Equity Financing, and will be bound by the terms thereof whether or not Purchaser executes it, as if Purchaser had done so. Conversion will be deemed to have occurred on the closing of any such Next Equity Financing or within one year of closing. The Purchaser may also elect to not convert this Note or convert this Note at any time after one year, if not completed within one year after closing. Up to $400,000 may be forging and contributed to the Company in order to reduce debt or complete Equity Financing.

3.2. Automatic Conversion. If the Company does not pay this Note in full by the Maturity Date or completes Equity Financing, this Note (including the outstanding Principal Amount and all accrued interest) will be automatically converted into the New Securities issued to the investors in the Equity Financing or into such other securities, as applicable, on the most favorable terms that were given by the Company in the Equity Financing. If the conversion calculations do not result in a whole number of shares, the remainder will be rounded to the nearest whole share. In the event of an automatic conversion, Purchaser will, on request, execute such documentation at the close of the Equity Financing or other conversion event as is reasonably requested by the Company and is executed by the other investors, and will be bound by the terms thereof whether or not Purchaser executes it, as if Purchaser had done so, conversion will be deemed to have occurred on the closing of such Equity Financing, subject to section 3.1.

3.3. Effect of Conversion. Following the conversion, this Note will be tendered for and exchanged into equity instruments issued by the Company pursuant to Section 3.1 or Section 3.2. Following the effective date of a conversion, this Note will represent solely a right to receive the equity instruments as described above, issued as of the conversion date, and not a right to payment.

3.4. Shares Fully Paid. The Company represents and warrants that all of the equity instruments that may be issued upon the conversion of this Note will, upon conversion, be fully paid and nonassessable.

4. **Subordination.** All rights to payment represented by this Note are subordinate to rights of the Company's commercial lenders and to liens granted in connection with the purchase or lease of new equipment by the Company.

5. **Other Matters.**

5.1. Notice. All notices or other communications required or permitted by this Agreement: (i) must be in writing; (ii) must be delivered to the parties at the addresses set forth on the signature pages to the Purchase Agreement, or any other address that a party may designate by notice to the other parties; and (iii) are considered delivered: (1) upon actual receipt if delivered personally or by an overnight delivery service; and (2) at the end of the third business day after the date of deposit in the United States mail, postage pre-paid, certified, return receipt requested.

5.2. Investment Experience. Subscriber is experienced in evaluating and investing in companies in the development stage, is able to fend for her, him, or itself, and has such knowledge and experience in financial or business matters that he, she, or it is capable of evaluating the merits and risks of the investment or Note.

5.3. Risk. The Company's operations remain subject to all risks inherent in the establishment of a new business enterprise, including limited operating history, limited capitalization and an unproven

business plan. An investment in the Company is speculative in nature and involves a high degree of risk.

5.4. Assignment and Amendment. Subject also to the restrictions contained in the legend on the first page of this Note, Purchaser may not assign this Note or its rights, interests and obligations without the Company's prior written consent (which will not be unreasonably withheld). This Note may be amended, waived, or modified through the written consent of the Company, provided that all Notes must be identically affected thereby. A waiver of a breach of a provision of this Note will not be a waiver of any other provision or a waiver of a subsequent breach of the same provision.

5.5. Waiver. The Company waives demand, presentment for payment, notice of dishonor or nonpayment, protest, notice of protest, and lack of diligence in collection, and agrees that Purchaser may extend or postpone the due date of any payment required by this Note without affecting the Company's liability.

5.6. Time of the Essence. Time is of the essence with respect to all dates and time periods in this Note.

5.7. Governing Law. This Note is governed by the laws of the State of Oregon. The parties further agree that the conversion rights described herein are of a nature that breach of them by either party cannot be remediable through monetary damages alone, and that each party will be entitled to specific performance of the conversion obligation this Note provides.

5.8. Severability. Each clause of this Note is severable. If any clause is ruled void or unenforceable, the balance of the Note will nonetheless remain in effect.

5.9. Attorneys' Fees. If any arbitration or litigation is instituted to interpret, enforce, or rescind this Note, including but not limited to any proceeding brought under the United States Bankruptcy Code, the prevailing party on a claim will be entitled to recover with respect to the claim, in addition to any other relief awarded, the prevailing party's reasonable attorneys' fees and other fees, costs, and expenses of every kind, including but not limited to the costs and disbursements specified in ORCP 68 A(2), incurred in connection with the arbitration, the litigation, any appeal or petition for review, 'the collection of any award, or the enforcement of any order, as determined by the arbitrator or court.

Company:
Shurepower, LLC
5291 NE Elam Young Pkwy, Suite 160
Hillsboro, OR 97124

By: Jeff Kim
Its: President & CEO
jkim@shorepower.com

Purchaser:
Jeff Kim
291 E Southlawn Blvd
Birmingham, MI 48009

Appendix A
Payment & Amortization Table

Loan Amount	Payment	Years	Interest	Time Factor		
$ 1,237,600.00	($14,000.00)	10.00	6.4162%	1/12=	0.083333	

Payment No.	Payment Date	Beginning Balance	Scheduled Payment	Principal	Interest	Ending Balance
1	4/1/2023	1,237,600.00	14,000.00	7,382.74	6,617.26	1,230,217.26
2	5/1/2023	1,230,217.26	14,000.00	7,422.21	6,577.79	1,222,795.05
3	6/1/2023	1,222,795.05	14,000.00	7,461.90	6,538.10	1,215,333.15
4	7/1/2023	1,215,333.15	14,000.00	7,501.79	6,498.20	1,207,831.36
5	8/1/2023	1,207,831.36	14,000.00	7,541.91	6,458.09	1,200,289.45
6	9/1/2023	1,200,289.45	14,000.00	7,582.23	6,417.77	1,192,707.22
7	10/1/2023	1,192,707.22	14,000.00	7,622.77	6,377.23	1,185,084.45
8	11/1/2023	1,185,084.45	14,000.00	7,663.53	6,336.47	1,177,420.92
9	12/1/2023	1,177,420.92	14,000.00	7,704.51	6,295.49	1,169,716.41
10	1/1/2024	1,169,716.41	14,000.00	7,745.70	6,254.30	1,161,970.71
11	2/1/2024	1,161,970.71	14,000.00	7,787.12	6,212.88	1,154,183.60
12	3/1/2024	1,154,183.60	14,000.00	7,828.75	6,171.25	1,146,354.84
13	4/1/2024	1,146,354.84	14,000.00	7,870.61	6,129.39	1,138,484.23
14	5/1/2024	1,138,484.23	14,000.00	7,912.69	6,087.30	1,130,571.54
15	6/1/2024	1,130,571.54	14,000.00	7,955.00	6,045.00	1,122,616.53
16	7/1/2024	1,122,616.53	14,000.00	7,997.54	6,002.46	1,114,619.00
17	8/1/2024	1,114,619.00	14,000.00	8,040.30	5,959.70	1,106,578.70
18	9/1/2024	1,106,578.70	14,000.00	8,083.29	5,916.71	1,098,495.41
19	10/1/2024	1,098,495.41	14,000.00	8,126.51	5,873.49	1,090,368.90
20	11/1/2024	1,090,368.90	14,000.00	8,169.96	5,830.04	1,082,198.94
21	12/1/2024	1,082,198.94	14,000.00	8,213.64	5,786.36	1,073,985.30
22	1/1/2025	1,073,985.30	14,000.00	8,257.56	5,742.44	1,065,727.74
23	2/1/2025	1,065,727.74	14,000.00	8,301.71	5,698.29	1,057,426.03
24	3/1/2025	1,057,426.03	14,000.00	8,346.10	5,653.90	1,049,079.92
25	4/1/2025	1,049,079.92	14,000.00	8,390.73	5,609.27	1,040,689.20
26	5/1/2025	1,040,689.20	14,000.00	8,435.59	5,564.41	1,032,253.61
27	6/1/2025	1,032,253.61	14,000.00	8,480.69	5,519.31	1,023,772.91
28	7/1/2025	1,023,772.91	14,000.00	8,526.04	5,473.96	1,015,246.88
29	8/1/2025	1,015,246.88	14,000.00	8,571.63	5,428.37	1,006,675.25
30	9/1/2025	1,006,675.25	14,000.00	8,617.46	5,382.54	998,057.79
31	10/1/2025	998,057.79	14,000.00	8,663.53	5,336.47	989,394.26
32	11/1/2025	989,394.26	14,000.00	8,709.86	5,290.14	980,684.40
33	12/1/2025	980,684.40	14,000.00	8,756.43	5,243.57	971,927.98
34	1/1/2026	971,927.98	14,000.00	8,803.25	5,196.75	963,124.73
35	2/1/2026	963,124.73	14,000.00	8,850.32	5,149.68	954,274.41
36	3/1/2026	954,274.41	14,000.00	8,897.64	5,102.36	945,376.78
37	4/1/2026	945,376.78	14,000.00	8,945.21	5,054.79	936,431.57
38	5/1/2026	936,431.57	14,000.00	8,993.04	5,006.96	927,438.53
39	6/1/2026	927,438.53	14,000.00	9,041.12	4,958.87	918,397.40
40	7/1/2026	918,397.40	14,000.00	9,089.47	4,910.53	909,307.94
41	8/1/2026	909,307.94	14,000.00	9,138.07	4,861.93	900,169.87
42	9/1/2026	900,169.87	14,000.00	9,186.93	4,813.07	890,982.94
43	10/1/2026	890,982.94	14,000.00	9,236.05	4,763.95	881,746.90
44	11/1/2026	881,746.90	14,000.00	9,285.43	4,714.57	872,461.47
45	12/1/2026	872,461.47	14,000.00	9,335.08	4,664.92	863,126.39
46	1/1/2027	863,126.39	14,000.00	9,384.99	4,615.01	853,741.40
47	2/1/2027	853,741.40	14,000.00	9,435.17	4,564.83	844,306.23
48	3/1/2027	844,306.23	14,000.00	9,485.62	4,514.38	834,820.61
49	4/1/2027	834,820.61	14,000.00	9,536.34	4,463.66	825,284.27
50	5/1/2027	825,284.27	14,000.00	9,587.33	4,412.67	815,696.94
51	6/1/2027	815,696.94	14,000.00	9,638.59	4,361.41	806,058.35
52	7/1/2027	806,058.35	14,000.00	9,690.13	4,309.87	796,368.22
53	8/1/2027	796,368.22	14,000.00	9,741.94	4,258.06	786,626.29
54	9/1/2027	786,626.29	14,000.00	9,794.03	4,205.97	776,832.26
55	10/1/2027	776,832.26	14,000.00	9,846.39	4,153.61	766,985.87
56	11/1/2027	766,985.87	14,000.00	9,899.04	4,100.96	757,086.83
57	12/1/2027	757,086.83	14,000.00	9,951.97	4,048.03	747,134.86
58	1/1/2028	747,134.86	14,000.00	10,005.18	3,994.82	737,129.67

59	2/1/2028	737,129.67	14,000.00	10,058.68	3,941.32	727,071.00
60	3/1/2028	727,071.00	14,000.00	10,112.46	3,887.54	716,958.54
61	4/1/2028	716,958.54	14,000.00	10,166.53	3,833.47	706,792.01
62	5/1/2028	706,792.01	14,000.00	10,220.89	3,779.11	696,571.12
63	6/1/2028	696,571.12	14,000.00	10,275.54	3,724.46	686,295.58
64	7/1/2028	686,295.58	14,000.00	10,330.48	3,669.52	675,965.10
65	8/1/2028	675,965.10	14,000.00	10,385.71	3,614.28	665,579.39
66	9/1/2028	665,579.39	14,000.00	10,441.25	3,558.75	655,138.14
67	10/1/2028	655,138.14	14,000.00	10,497.07	3,502.93	644,641.07
68	11/1/2028	644,641.07	14,000.00	10,553.20	3,446.80	634,087.87
69	12/1/2028	634,087.87	14,000.00	10,609.63	3,390.37	623,478.24
70	1/1/2029	623,478.24	14,000.00	10,666.35	3,333.64	612,811.89
71	2/1/2029	612,811.89	14,000.00	10,723.39	3,276.61	602,088.50
72	3/1/2029	602,088.50	14,000.00	10,780.72	3,219.28	591,307.78
73	4/1/2029	591,307.78	14,000.00	10,838.36	3,161.63	580,469.42
74	5/1/2029	580,469.42	14,000.00	10,896.32	3,103.68	569,573.10
75	6/1/2029	569,573.10	14,000.00	10,954.58	3,045.42	558,618.52
76	7/1/2029	558,618.52	14,000.00	11,013.15	2,986.85	547,605.37
77	8/1/2029	547,605.37	14,000.00	11,072.04	2,927.96	536,533.34
78	9/1/2029	536,533.34	14,000.00	11,131.24	2,868.76	525,402.10
79	10/1/2029	525,402.10	14,000.00	11,190.75	2,809.25	514,211.35
80	11/1/2029	514,211.35	14,000.00	11,250.59	2,749.41	502,960.76
81	12/1/2029	502,960.76	14,000.00	11,310.74	2,689.26	491,650.02
82	1/1/2030	491,650.02	14,000.00	11,371.22	2,628.78	480,278.80
83	2/1/2030	480,278.80	14,000.00	11,432.02	2,567.98	468,846.78
84	3/1/2030	468,846.78	14,000.00	11,493.15	2,506.85	457,353.63
85	4/1/2030	457,353.63	14,000.00	11,554.60	2,445.40	445,799.03
86	5/1/2030	445,799.03	14,000.00	11,616.38	2,383.62	434,182.66
87	6/1/2030	434,182.66	14,000.00	11,678.49	2,321.51	422,504.17
88	7/1/2030	422,504.17	14,000.00	11,740.93	2,259.07	410,763.23
89	8/1/2030	410,763.23	14,000.00	11,803.71	2,196.29	398,959.52
90	9/1/2030	398,959.52	14,000.00	11,866.82	2,133.18	387,092.70
91	10/1/2030	387,092.70	14,000.00	11,930.27	2,069.73	375,162.43
92	11/1/2030	375,162.43	14,000.00	11,994.06	2,005.94	363,168.37
93	12/1/2030	363,168.37	14,000.00	12,058.19	1,941.81	351,110.18
94	1/1/2031	351,110.18	14,000.00	12,122.67	1,877.33	338,987.51
95	2/1/2031	338,987.51	14,000.00	12,187.48	1,812.52	326,800.03
96	3/1/2031	326,800.03	14,000.00	12,252.65	1,747.35	314,547.38
97	4/1/2031	314,547.38	14,000.00	12,318.16	1,681.84	302,229.22
98	5/1/2031	302,229.22	14,000.00	12,384.02	1,615.97	289,845.19
99	6/1/2031	289,845.19	14,000.00	12,450.24	1,549.76	277,394.95
100	7/1/2031	277,394.95	14,000.00	12,516.81	1,483.19	264,878.14
101	8/1/2031	264,878.14	14,000.00	12,583.74	1,416.26	252,294.41
102	9/1/2031	252,294.41	14,000.00	12,651.02	1,348.98	239,643.39
103	10/1/2031	239,643.39	14,000.00	12,718.66	1,281.34	226,924.73
104	11/1/2031	226,924.73	14,000.00	12,786.67	1,213.33	214,138.06
105	12/1/2031	214,138.06	14,000.00	12,855.03	1,144.96	201,283.03
106	1/1/2032	201,283.03	14,000.00	12,923.77	1,076.23	188,359.26
107	2/1/2032	188,359.26	14,000.00	12,992.87	1,007.13	175,366.39
108	3/1/2032	175,366.39	14,000.00	13,062.34	937.66	162,304.04
109	4/1/2032	162,304.04	14,000.00	13,132.18	867.82	149,171.86
110	5/1/2032	149,171.86	14,000.00	13,202.40	797.60	135,969.46
111	6/1/2032	135,969.46	14,000.00	13,272.99	727.01	122,696.47
112	7/1/2032	122,696.47	14,000.00	13,343.96	656.04	109,352.51
113	8/1/2032	109,352.51	14,000.00	13,415.31	584.69	95,937.20
114	9/1/2032	95,937.20	14,000.00	13,487.04	512.96	82,450.17
115	10/1/2032	82,450.17	14,000.00	13,559.15	440.85	68,891.02
116	11/1/2032	68,891.02	14,000.00	13,631.65	368.35	55,259.37
117	12/1/2032	55,259.37	14,000.00	13,704.54	295.46	41,554.83
118	1/1/2033	41,554.83	14,000.00	13,777.81	222.19	27,777.02
119	2/1/2033	27,777.02	14,000.00	13,851.48	148.52	13,925.54
120	3/1/2033	13,925.54	14,000.00	13,925.54	74.46	0.00